EXHIBIT 10.7
FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) made as of the 2nd day of June, 2003, by and among M/I SCHOTTENSTEIN HOMES, INC., an Ohio corporation (“Borrower”), FLEET NATIONAL BANK (“Fleet”), DEUTSCHE BANK TRUST COMPANY AMERICAS (f/k/a Bankers Trust Company) (“DBT”; Fleet and DBT are hereinafter referred to collectively as the “Lenders”), FLEET NATIONAL BANK, as Agent (the “Agent”) and each of the other entities that are parties to this Amendment as “Guarantors”.

W I T N E S S E T H:
WHEREAS, Borrower, Agent and Fleet entered into that certain Credit Agreement, dated September 28, 2001 (the “Credit Agreement”), certain terms of which do not become effective until August 29, 2004 as set forth therein; and

WHEREAS, in connection with the Credit Agreement, the Guarantors executed and delivered that Guaranty Agreement dated September 28, 2001, certain terms of which do not become effective until August 29, 2004 as set forth therein, in favor of Agent and the Lenders, as effected by that certain Joinder Agreement dated as of June 21, 2002 and that certain Joinder Agreement dated as of January 2, 2003 (collectively, the “Guaranty”); and

WHEREAS, Borrower has requested that the Lenders modify the Credit Agreement in certain respects; and

WHEREAS, the Agent, the Guarantors and the Lenders have agreed to such modification to the Credit Agreement subject to the execution and delivery by Borrower of this Amendment.

NOW, THEREFORE, for and in consideration of the sum of TEN and NO/100 DOLLARS ($10.00), and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby covenant and agree as follows:
  Definitions. All the terms used herein which are not otherwise defined herein shall have the meanings set forth in the Credit Agreement.
  Modification of the Credit Agreement. Borrower, the Lenders and Agent do hereby modify and amend the Credit Agreement as follows:
    By deleting the figure "$2,500,000.00" appearing in the last line of the definition of "Developed Lots" appearing in §1.1 of the Credit Agreement, appearing on page 5 thereof, and inserting in lieu thereof the figure "$5,000,000.00";
    By deleting in its entirety the definition of “Guarantors” appearing in §1.1 of the Credit Agreement, appearing on page 8 thereof, and inserting in lieu thereof the following definition of “Guarantors”:

  “Guarantors. Collectively, (i) each of the entities initially a party to the Guaranty, (ii) each of the entities initially a party to that certain Joinder Agreement dated as of June 21, 2002, (iii) each of the entities initially a party to that certain Joinder Agreement dated as of January 2, 2003, and (iv) and each other Person as shall become a party to the Guaranty as provided in this Agreement, and individually any one of them.”

  (c) By deleting in its entirety the definition of “Guaranty” appearing in §1.1 of the Credit Agreement, appearing on page 8 thereof, and inserting in lieu thereof the following definition of “Guaranty”:

  “Guaranty. The Guaranty Agreement dated of even date herewith, but effective as provided therein, made by the Guarantors in favor of Agent and the Lenders, as effected by that certain Joinder Agreement dated as of June 21, 2002 and that certain Joinder Agreement dated as of January 2, 2003, and as each of the same may be modified or amended, such Guaranty to be in form and substance satisfactory to the Agent.”

  (d)  By deleting the figure "$150,000,000.00" appearing in the last line of §6.12 of the Credit Agreement, appearing on page 35 thereof, and inserting in lieu thereof the figure "$200,000,000.00"; and
  (e)  By deleting in its entirety §7.6 of the Credit Agreement, appearing on page 39 thereof, and inserting in lieu thereof the following §7.6:

  “Restriction on Distributions. The Borrower shall not make any Distributions; provided that on and after April 1, 2003 and so long as no Default or Event of Default has occurred, the Borrower may make Distributions in an amount that, when added to the amount of all other Distributions paid on or after June 30, 1997, does not exceed the sum of (a) $82,500,000.00 plus (b) twenty-five percent (25%) of the cumulative Consolidated Earnings of the Borrower for the periods (i) starting on June 30, 1997 through and including March 31, 2003, and (ii) subsequent to December 31, 2003. Notwithstanding the foregoing, the purchase by Borrower of 702,439 shares of stock from the Family of Melvin Schottenstein on July 31, 1997 shall not be considered for the purposes of the foregoing limits.”

  References to Credit Agreement. All references in the Loan Documents to the Credit Agreement shall be deemed a reference to the Credit Agreement, as modified and amended herein.
  Consent of Borrower and Guarantors. By execution of this Amendment, Guarantors hereby expressly consent to the modification and amendment to the Credit Agreement as set forth herein, and Borrower and Guarantors hereby acknowledge, represent and agree that the Loan Documents (including, without limitation, the Guaranty) remain in full force and effect and constitute the valid and legally binding obligations of Borrower and Guarantors enforceable against such Persons in accordance with their respective terms, and that the execution and delivery of this Amendment and any other modification documents do not constitute, and shall not be deemed to constitute, a release, waiver or satisfaction of Borrower’s or Guarantors’ obligations under the Loan Documents (including without limitation the Guaranty).

2

  Representations. Borrower and Guarantors represent and warrant to Agent and the Lenders as follows:
      Authorization. The execution, delivery and performance of this Amendment and the transactions contemplated hereby (i) are within the authority of Borrower and Guarantors, (ii) have been duly authorized by all necessary proceedings on the part of such Persons, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which any of such Persons is subject or any judgment, order, writ, injunction, license or permit applicable to such Persons, (iv) do not and will not conflict with or constitute a default (whether with the passage of time or the giving of notice, or both) under any provision of the partnership agreement or certificate, certificate of formation, operating agreement, articles of incorporation or other charter documents or bylaws of, or any mortgage, indenture, agreement, contract or other instrument binding upon, any of such Persons or any of its properties or to which any of such Persons is subject, and (v) do not and will not result in or require the imposition of any lien or other encumbrance on any of the properties, assets or rights of such Persons. Borrower hereby represents and warrants that it has received any and all consents to enter into this Amendment that are required pursuant the Senior Credit Agreement, including but not limited to Subsection 7.13 thereof.
      Enforceability. The execution and delivery of this Amendment is the valid and legally binding obligations of Borrower and Guarantors enforceable in accordance with the terms and provisions hereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.
      Approvals. The execution, delivery and performance of this Amendment and the transactions contemplated hereby do not require the approval or consent of any Person or the authorization, consent, approval of or any license or permit issued by, or any filing or registration with, or the giving of any notice to, any court, department, board, commission or other governmental agency or authority other than those already obtained.
  No Default. By execution hereof, the Borrower and Guarantors certify that each such Person is and will be in compliance with all covenants under the Loan Documents after the execution and delivery of this Amendment, and that no Default or Event of Default has occurred and is continuing.
  Waiver of Claims. Borrower and Guarantors acknowledge, represent and agree that none of such Persons has any defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever with respect to the Loan Documents, the administration or funding of the Loan or with respect to any acts or omissions of Agent or any Lender, or any past or present officers, agents or employees of Agent or any Lender, and each of such Persons does hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims and causes of action, if any.

3

  Ratification. Except as hereinabove set forth, all terms, covenants and provisions of the Credit Agreement, the Guaranty and the other Loan Documents remain unaltered and in full force and effect, and the parties hereto do hereby expressly ratify and confirm the Credit Agreement, as modified and amended herein, the Guaranty and the other Loan Documents. Nothing in this Amendment shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, extinguishment or substitution of the indebtedness evidenced by the Notes or the other obligations of Borrower and Guarantors under the Loan Documents. Without limiting the forgoing, it is hereby specifically acknowledged and agreed that nothing in this Amendment shall be deemed or construed to have triggered the effectiveness of the covenants set forth in §3.5, §6, §7 of the Credit Agreement and the provisions of §9.1 and §10 of the Credit Agreement, and it is hereby specifically acknowledged and agreed that such covenants and provisions hereby remain ineffective until August 29, 2004.
  Amendment as Loan Document. This Amendment shall constitute a Loan Document.
  Counterparts. This Amendment may be executed in any number of counterparts which shall together constitute but one and the same agreement.
  Miscellaneous. This Amendment shall be construed and enforced in accordance with the laws of the Commonwealth of Massachusetts. This Amendment shall be effective upon the execution and delivery of this Amendment by the Borrower, the Guarantors, the Agent and Fleet, as the Majority Holders. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors, successors-in-title and assigns as provided in the Credit Agreement and the Guaranty.

4

  IN WITNESS WHEREOF, the parties hereto have hereto set their hands and affixed their seals as of the day and year first above written.
  BORROWER:
  M/I SCHOTTENSTEIN HOMES, INC., an Ohio corporation

  By:
  Name:
  Title:

  Attest:
  Name:
  Title:

  GUARANTORS:
  M/I HOMES OF FLORIDA, LLC, a Florida limited liability company
  By: M/I Schottenstein Homes, Inc., its sole member and manager

  By:
  Name:
  Title:

  M/I HOMES OF ORLANDO, LLC, a Florida limited liability company

  By:
  Name:
  Title:

  MHO HOLDINGS, LLC, a Florida limited liability company

  By:
  Name:
  Title:

5

  M/I HOMES OF TAMPA, LLC, a Florida limited liability company

  By:
  Name:
  Title:

  M/I HOMES OF WEST PALM BEACH, LLC, a Florida limited liability company

  By:
  Name:
  Title:

  M/I HOMES OF INDIANA, L.P., an Indiana limited partnership
  By: M/I Homes First Indiana, LLC, its sole general partner

  By:
  Name:
  Title:

  M/I HOMES FIRST INDIANA, LLC, an Indiana limited liability company

  By:
  Name:
  Title:

6

  M/I HOMES SECOND INDIANA, LLC, an Indiana limited liability company
  By: M/I Schottenstein Homes, Inc., its sole member and manager

  By:
  Name:
  Title:

  M/I FINANCIAL CORP., an Ohio corporation

  By:
      Name:
      Title:_________________________

  M/I HOMES CONSTRUCTION, INC., an Arizona corporation

  By:
      Name:
      Title:_________________________

  NORTHEAST OFFICE VENTURE, LIMITED LIABILITY COMPANY, a Delaware limited liability company,
  By: M/I Schottenstein Homes, Inc., its sole member

  By:
      Name:
      Title:________________________

7

  601RS, LLC, an Ohio limited liability company
  By: M/I Schottenstein Homes, Inc., its sole member

  By:
      Name:
      Title:_________________________

  M/I SCHOTTENSTEIN HOMES SERVICE CORP., an Ohio corporation

  By:
      Name:
      Title:_________________________

  MHO, LLC, an Arizona limited liability company
  By: M/I Homes, Inc., its sole member

  By:
      Name:
      Title:__________________________

  M/I HOMES, INC., an Arizona corporation

  By:
       Name:
      Title:________________________

8

  M/I PROPERTIES LLC, an Ohio limited liability company
  By: M/I Schottenstein Homes, Inc., its sole member

  By:
      Name:
       Title:

  FLEET/AGENT:
  FLEET NATIONAL BANK, individually and as Agent

  By:
  Name:
  Title:

  DEUTSCHE BANK TRUST COMPANY AMERICAS (f/k/a Bankers Trust Company)

  By:
  Name:
  Title:

9